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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                 ------------------------------------------

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15 (d) of the

                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       October 31, 1995


                          HOUGHTON MIFFLIN COMPANY
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             (Exact name of registrant as specified in charter)

         Massachusetts                     1-5406               04-1456030
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 (State or other jurisdiction           (Commission          (IRS Employer
       of incorporation)                 File Number)        Identification No.)


222 Berkeley Street, Boston, Massachusetts                   02116
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (617) 351-5000
                                                    -----------------


                                     N/A
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       (Former name or former address, if changed since last report).
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Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

        Houghton Mifflin Company (the "Company") completed the acquisition of D.C. Heath and Company (the "Acquired Business") from Raytheon Company on October 31, 1995.

        The Acquired Business is a publisher of textbooks in areas including modern languages, science, language arts, social studies, and mathematics headquartered in Lexington, Massachusetts. The Acquired Business had revenues of approximately $180 million in 1994. The purchase price was approximately $455 million, not including transaction costs estimated at $10 million.

        The Company's sources of capital to finance the foregoing acquisition are approximately $100 million in cash and approximately $355 million from borrowings under short-term credit facilities arranged through Morgan Guaranty Trust Company of New York, and the private placement of short-term notes. The Company intends to refinance all or part of such amount through the issuance of debt securities.

Item  7.    Financial Statements, Pro Forma Fianacial Information and Exhibits.
            -------------------------------------------------------------------
            (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. At the time of the filing of this Form 8-K, it is impracticable for the Company to provide the pro forma financial statements required by Rule 3-05(b) of Regulation S-X with respect to the acquisition of D.C. Heath and Company. Such required financial information will be filed by amendment under cover of Form 8 not later than January 15, 1996, in accordance with
                 Item 7, paragraph (a)(4) of Form 8-K.

            (b) PRO FORMA FINANCIAL INFORMATION. At the time of the filing of this Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by Rule 11-01(c) of Regulation S-X with respect to the acquisition of D.C. Heath and Company. Such required financial information will be filed by amendment under cover of Form 8 not later than January 15, 1996, in accordance with Item 7, paragraph (b)(2) of Form 8-K.

            (c)  EXHIBITS.

                 2. Stock and Asset Purchase Agreement dated as of September 25, 1995 by and between Raytheon
                      Company and Houghton Mifflin Company (filed herewith).

                 23.  Consent of Ernst & Young LLP (to be filed by
                      amendment).
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 15th day of November, 1995.



                              HOUGHTON MIFFLIN COMPANY

                              By:   /s/  James F. Stack
                                   --------------------------------------
                                   James F. Stack
                                   Executive Vice President,
                                   Chief Financial Officer and Treasurer
                                   (Principal Accounting and Financial
                                   Officer)
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
                                 Exhibit Index
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
Exhibit No.     Exhibit Description                                     Page No.
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
  2             Stock and Asset Purchase Agreement dated as of
                September 25, 1995 by and between Raytheon
                Company and Houghton Mifflin Company
                (filed herewith).
